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                                                                       EXHIBIT 8




                                    RESTATED
                                    BY-LAWS
                                       OF
                           HASKEL INTERNATIONAL, INC.
                             EFFECTIVE JUNE 9, 1994

                                   ARTICLE I

                                    OFFICES

         Section 1. PRINCIPAL OFFICES. The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or outside the State of California. If the principal executive office is located outside this State, and the Corporation has one or more business offices in this State, the Board of Directors shall fix and designate a principal business office in the State of California.

         Section 2. OTHER OFFICES. The Board of Directors may at any time establish branch or subordinate offices at any place or places where the Corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         Section 1. PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of California designated by the Board of Directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the Corporation.

         Section 2. ANNUAL MEETINGS. The annual meeting of the shareholders shall be held on the third Friday in October, each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the hour of 10:00 o'clock A.M., at which time the shareholders shall elect the Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may properly be brought before the meeting.


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         Section 3.       SPECIAL MEETING.  A special meeting of the
shareholders may be called at any time by the Board of Directors, or by the Chairman of the Board, or by the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

         Upon request, in writing, to the Chairman of the Board, President, Vice President or Secretary by any person (other than the Board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the persons entitled to call the meeting may give the notice.

         Section 4. NOTICE OF ANNUAL OR SPECIAL MEETING. Written notice of each annual or special meeting of shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

         Notice of a shareholders meeting shall be given either personally, by mail or by other means of written communication, addressed to the shareholder at the address of such shareholder appearing on the books of the corporation, or given by the shareholder to the corporation for the purpose of notice; or, if no such address appears or is given, at the place where the principal executive office of the corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice by mail shall be





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deemed to have been given at the time a written notice is deposited in the
United States mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic or other means of written communication, to the recipient.

         If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice or report to all other shareholders. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation shall be prima facie evidence of the giving of the notice.

         Section 5. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         Section 6. ADJOURNED MEETING AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, except as provided in Section 5 of this Article.

   It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the





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business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, when any shareholders' meeting is adjourned for more than 45 days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

         Section 7. VOTING. The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 9 of this Article.

         Voting shall in all cases be subject to the provisions of Chapter 6 of the California General corporation Law and to the following provisions:

         (a) Subject to subparagraph (g), shares held by an administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

         (b) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

         (c) Subject to the provisions of section 705 of the California General Corporation Law, and except where otherwise agreed in writing between the parties, a shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.





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         (d)     Shares standing in the name of a minor may be voted and the corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the corporation.

         (e) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxyholder as the By-Laws of such other corporation may prescribe or, in the absence of such provision, as the Board of Directors of such other corporation may determine or, in the absence of such determination, by the Chairman of the Board, President or any Vice President of such other corporation, or by any other person authorized to do so by the Board, President or any Vice President of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

         (f) Shares of the corporation owned by any subsidiary shall not be entitled to vote on any matter.

         (g) Shares held by the corporation in a fiduciary capacity, and shares of the corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the corporation binding instructions as to how to vote such shares.

         (h) If shares stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint





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tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two (2) or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

           (i)   If only one votes, such act binds all;

          (ii) If more than one vote, the act of the majority so voting binds all; or

         (iii) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately.

         If the instrument so filed, or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

         Subject to the following sentence and to the provisions of section 708 of the California General Corporation Law, every shareholder entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate or candidates' names have been placed in nomination prior to the voting and the





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shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

         Notwithstanding any other provision in these By-Laws, in accordance with California Corporations Code Section 301.5 (the "Code"), at such time as this corporation becomes a "listed corporation" as defined in the Code, cumulative voting will be eliminated. This provision shall become effective only when the corporation becomes a listed corporation within the meaning of the Section 301.5 of the Corporations Code.

         Elections need not be by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

         Section 8. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and, if either before or after the meeting each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of the meeting or an approval of the minutes. The written waiver of notice need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except as provided in section 601(b) of the California General Corporation Law. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be but not included in the notice of the meeting if that objection is expressly made at the meeting.





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         Section 9.       SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A
MEETING. Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, that a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

         Unless the consents of all shareholders entitled to vote have been solicited in writing,

         (a) Notice of any proposed shareholder approval of, (i) a contract or other transaction with an interested director, (ii) indemnification of an agent of the corporation as authorized by Article V of these By-Laws, (iii) a reorganization of the corporation as defined in section 181 of the General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and





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         (b)     Prompt notice shall be given of the taking of any other
corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner and shall be deemed to have been given as provided in Section 4 of Article II of these By-Laws.

         Section 10. RECORD DATE. The Board may fix, in advance, a record date for the determination of the shareholders entitled to notice of any meeting, to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty
(60) nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days.

         If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is given. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.





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         Section 11.      PROXIES.  Every person entitled to vote shares shall
have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy if received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

         Section 12. INSPECTORS OF ELECTION. Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.





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         These inspectors shall:

         (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

         (b)     Receive votes, ballots, or consents;

         (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

         (d)     Count and tabulate all votes or consents;

         (e)     Determine when the polls shall close;

         (f)     Determine the result; and


         (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

                 The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as to the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.


                                  ARTICLE III

                                   DIRECTORS

         Section 1. POWERS. Subject to the provisions of the California General Corporation Law and any limitations in the Articles of Incorporation and these By-Laws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed





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and all corporate powers shall be exercised by or under the direction of the
Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

         Without prejudice to these general powers, and subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers in addition to the other powers enumerated in these By-Laws:

         (a) to select and remove all officers, agents and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation, and with these By-Laws; fix their compensation; and require from them security for faithful service.

         (b) to conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with the law, the Articles of Incorporation or the By-Laws, fix their compensation and require from them security for faithful service.

         (c) to change the principal executive office and the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business and fix and locate one (1) or more subsidiary offices within or without the State of California; and designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings.

         (d) to adopt, make and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates from time to time, as in their





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judgment, within the provisions of the law, they may deem best.

         (e) to authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled, or tangible or intangible property actually received.

         (f) to borrow money and incur indebtedness for the purposes of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities therefor.

         (g) by resolution adopted by a majority of the authorized number of directors, to designate an executive and other committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committees shall be conducted. Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by any two (2) members thereof; otherwise, the provisions of these By-Laws with respect to notice and conduct of meetings of the Board shall govern. Any such committee, to the extent provided in a resolution of the Board, shall have all of the authority of the Board, except with respect to:

           (i) the approval of any action for which the General Corporation Law or the Articles of Incorporation also require shareholder approval;

          (ii)   the filing of vacancies on the Board or in any committee;





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         (iii)   the fixing of compensation of the directors for serving on the
Board or on any committee;

          (iv)   the adoption, amendment or repeal of By-Laws;

           (v)   the amendment or repeal of any resolution of the Board;

          (vi) any distribution to the shareholders, except at a rate or in a periodic amount or within a price range determined by the Board; and

         (vii) the appointment of other committees of the Board or the members thereof.

         Section 2. LIABILITY OF DIRECTORS. A person who performs the duties of a director, in good faith, in a manner such director believes to be in the best interests of the corporation and its shareholders, and with such care including reasonable inquiry as an ordinarily prudent person in a like position would use under similar circumstances, shall have no liability based upon any alleged failure to discharge the person's obligations as a director. In addition, the liability of a director for monetary damages in an action brought by or in the right of the corporation for breach of a director's duties to the corporation and its shareholders shall be eliminated.

         The personal liability of a director may not be limited or eliminated for actions brought against a director for:

         (a) Acts or omissions involving intentional misconduct or a knowing and culpable violation of law;

         (b) Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of a director;





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         (c)     Any transaction from which a director derived an improper
personal benefit;

         (d) Acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders;

         (e) Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders;

         (f)     Approval of an improper distribution to shareholders; or

         (g)     Approval of an improper loan to any director or officer.

         Section 3. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors shall be seven (7) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote.

         Section 4. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of shareholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected, subject to the General Corporation Law and the provisions of these By-Laws with respect to vacancies on the Board.

         Section 5. VACANCIES. Vacancies on the Board of Directors may be filled by a majority of the





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remaining directors though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

         A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

         The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

         Any director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

         No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         Section 6. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular meetings of the Board of Directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such a





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designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice, or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by telephone conference or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

         Section 7. ANNUAL MEETING. The Board of Directors shall hold a regular annual meeting on the last Friday in July each year if not a legal holiday, and if a legal holiday, on the next succeeding business day, for the purpose of organization, any desired election of officers, and the transaction of other business. Notice of this meeting shall not be required.

         Section 8. OTHER REGULAR AND ORGANIZATIONAL MEETINGS. An organizational meeting shall be held immediately following the annual meeting of the shareholders. The organizational meeting and other regular meetings of the Board of Directors shall be held without call at such time and at such place as shall from time to time be fixed by the Board of Directors. Such organizational and regular meetings may be held without notice.

         Section 9. SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, or the President, or any Vice President, or the Secretary or any two (2) directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

         Section 10. QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law, by these By-Laws or by the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         Section 11. WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors, however called and noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting before or at its commencement, the lack of notice to that director.

         Section 12. ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

         Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

         Section 14. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

         Section 15. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.


                                   ARTICLE IV

                                    OFFICERS

         Section 1. OFFICERS. The officers of the corporation shall be a Chief Executive officer, a President, a Secretary, and a Chief Financial Officer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

         Section 2. ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the Board of Directors, and each shall serve at the pleasure of the Board, and shall hold their respective offices until their resignation, removal, or other disqualification from service, or until their respective successors shall be elected subject to the rights, if any, of an officer under any contract of employment.

         Section 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

         Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause by the Board of Directors, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-Laws for regular appointments to that office.

         Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-Laws.

         Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

         Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws, and the President, or the Chairman of the Board.

         Section 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the By-Laws or by law to be given, and the Secretary shall keep the seal of the corporation if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws. In the absence or disability of the Secretary, the Assistant Secretary shall perform all of the duties of the Secretary and when so doing shall have all of the powers of and be subject to all of the restrictions upon the Secretary.

         Section 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws. In the absence or disability of the Chief Financial Officer, the Assistant Treasurer shall perform all the duties of the Chief Financial Officer and when so doing shall have all of the powers of and be subject to all of the restrictions upon, the Chief Financial Officer.


                                   ARTICLE V

                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                          EMPLOYEES, AND OTHER AGENTS

         Section 1. AGENTS, PROCEEDINGS, EXPENSES. For the purposes of this Article, "agent" means any person who is or was a director, officer, employee, or other agent of this corporation, or is or was serving at the request of this corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(c) of this Article.

         Section 2. ACTIONS OTHER THAN BY THE CORPORATION. This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

         Section 3. ACTIONS BY THE CORPORATION. This corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of this corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed would be in the best interests of this corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section 3:

                (a) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to this corporation in the performance of such person's duty to this corporation, unless and only to the extent that the court in which that action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

                (b) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

                (c) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

         Section 4. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

         Section 5. REQUIRED APPROVAL. Except as provided in Section 4 of this Article, any indemnification under this Article shall be made by this corporation only if authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article, by:

                (a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

                (b) Approval or ratification by the affirmative vote of a majority of the shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote. For such purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or

                (c) The court in which the proceeding is or was pending, upon application made by this corporation, or the agent, the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this corporation.

         Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article.

         Section 7. OTHER INDEMNIFICATION. No provision made by the corporation to indemnify its or its subsidiary's directors or officers for the defense of any proceeding, whether contained in the Articles of Incorporation, By-Laws, a resolution of shareholders or directors, an agreement, or otherwise, shall be valid unless consistent with this Article. Nothing contained in this Article shall affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

         Section 8. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(c), in any circumstance where it appears:

                (a) That it would be inconsistent with a provision of the Articles of Incorporation, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         Section 9. INSURANCE. Upon and in the event of a determination by the Board of Directors of this corporation to purchase such insurance, this corporation shall purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this section.

         Section 10. FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the corporation as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise, which shall be enforceable to the extent permitted by applicable law other than this Article.


                                   ARTICLE VI

                              RECORDS AND REPORTS

         Section 1. MAINTENANCE AND INSPECTION OF REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

         A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have the right to (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours five (5) business days' after written demand upon the corporation, and (ii) obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such a list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. This list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

         The record of shareholders shall also be open to inspection and copying upon written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or holder of a voting trust certificate.

         Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

         Section 2. MAINTENANCE AND INSPECTION OF BY-LAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this State, the original or a copy of the By-laws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this State, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the By-laws as amended to date.

         Section 3. MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and any committee or committees of the

Board Directors shall be kept at such place or places designated by the Board of Directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

         Section 4. INSPECTION BY DIRECTORS. Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and to inspect the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

         Section 5. ANNUAL REPORT TO SHAREHOLDERS. The Board of Directors of the corporation shall cause an annual report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. Such report shall be sent at least fifteen (15) days before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in Section 4 of Article II of these By-laws for giving notice to shareholders of the corporation. The annual report shall contain a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the Company. The annual report referred to herein is expressly waived if the corporation has less than one hundred (100) shareholders.

         Section 6. FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve
(12) months, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.


                                  ARTICLE VII

                           GENERAL CORPORATE MATTERS

         Section 1. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

         Section 2. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board of Directors, except as otherwise provided in these By-laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         Section 3. CERTIFICATE FOR SHARES. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

         Any such certificate shall also contain such legend or other statement as may be required by Section 418 of the General Corporation Law, the Corporate Securities Law of 1968, the federal securities laws, and any agreement between the corporation and the issuee thereof.

         Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the By-Laws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

         Section 4. LOST CERTIFICATES. No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (a) the old certificate is lost, apparently destroyed or wrongfully taken; (b) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (c) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser; (d) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (e) the owner satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Section 8104 and 8405 of the California Commercial Code.

         Section 5. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman of the Board, the President, or any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority granted to these officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy or power of authority duly executed by these officers.

         Section 6. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these By-Laws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                  ARTICLE VIII

                                   AMENDMENTS

         Section 1. AMENDMENT BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the affirmative vote or written consent of holders of a majority of the outstanding shares entitled to vote except as otherwise provided by law or by the Articles of Incorporation.

         Section 2. AMENDMENT BY DIRECTORS. Subject to the rights of the shareholders as provided in Section 1 of this Article VIII, to adopt, amend or repeal By-Laws, By-Laws other than a by-law or an amendment thereof changing the authorized number of directors, may be adopted, amended, or repealed by the Board of Directors.

                              AMENDMENT TO BY-LAWS
                                       OF
                           HASKEL INTERNATIONAL, INC.

                 Adopted at a special meeting of the Board of Directors held on August 31, 1994, the By-Laws of this corporation are amended as follows:

   That ARTICLE II, Section 2 be amended for 1994 only, as follows:

                                  ARTICLE II, Section 2 be amended only for the
                 year 1994, for the purpose of changing the annual meeting of the shareholders, for the shareholders of record on September 30, 1994, to be on November 22, 1994 at 9:00 o'clock A.M. For the ensuing years, or until again amended, the date for the annual meeting of the shareholders will remain as the third Friday in October each year at 10:00 o'clock A.M.

                              AMENDMENT TO BY-LAWS
                                       OF
                           HASKEL INTERNATIONAL, INC.

                 Pursuant to a resolution adopted at a meeting of the Board of Directors held on May 12, 1995, ARTICLE II, Section 2 of the By-Laws of this corporation is amended as follows:

                          "For the year 1995, the annual shareholders meeting
                 will be October 5, 1995.  For the ensuing years, or until this
                 Section is again amended, the date for the annual shareholders meeting will remain as the fourth Friday in September."

                              AMENDMENT TO BY-LAWS
                                       OF
                           HASKEL INTERNATIONAL, INC.

                 Pursuant to a resolution adopted at a meeting of the Board of Directors held on August 1, 1996, ARTICLE II, Section 2 of the By-Laws of this corporation is amended as follows:

                                  Section 2.  The Annual Meeting of
                 shareholders shall be held on such date and at such time as shall be fixed by the Board of Directors by resolution, at which time the shareholders shall elect the Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may properly be brought before the meeting.